Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Unique Logistics International, Inc. (the “Company”), on Form 10-K for the period ended May 31, 2021, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Sunandan Ray, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Annual Report on Form 10-K for the year ended May 31, 2021, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Annual Report on Form 10-K for the year ended May 31, 2021, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 13, 2022	By:	/s/ Sunandan Ray
Sunandan Ray
Chief Executive Officer